UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2019

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas	77079
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (832) 337-2034

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	SHLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	SHELL and SHELL Pecten are registered trademarks of Shell Trademark Management, B.V. used under license.

Explanatory Note

As reported in a Current Report on Form 8-K filed by Shell Midstream Partners, L.P. (the “Partnership”) on June 6, 2019 (the “Initial Form 8-K”), the Partnership and Shell Midstream Operating LLC, a wholly owned subsidiary of the Partnership, completed the previously announced acquisition of an additional 25.97% interest in Explorer Pipeline Company and an additional 10.125% interest in Colonial Pipeline Company (collectively, the “June 2019 Acquisition”).

This amendment is being filed to provide certain audited and unaudited financial statements and certain unaudited pro forma financial information for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited historical financial statements of Colonial Pipeline Company as of and for the year ended December 31, 2018 and related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited historical financial statements of Colonial Pipeline Company as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

The audited historical financial statements of Explorer Pipeline Company as of and for the year ended December 31, 2018 and related notes to the financial statements, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

The unaudited historical financial statements of Explorer Pipeline Company as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and related notes to the financial statements, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018, a copy of which is filed as Exhibit 99.5 hereto and incorporated herein by reference.

(d)	Exhibits.

Number	Description

23.1	Consent of Ernst & Young, LLP, independent auditors of Colonial Pipeline Company.

23.2	Consent of Grant Thornton LLP, independent certified public accountants of Explorer Pipeline Company.

99.1	The audited historical financial statements of Colonial Pipeline Company as of and for the year ended December 31, 2018 and related notes to the financial statements.

99.2	The unaudited historical financial statements of Colonial Pipeline Company as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and related notes to the financial statements.

99.3	The audited historical financial statements of Explorer Pipeline Company as of and for the year ended December 31, 2018 and related notes to the financial statements.

99.4	The unaudited historical financial statements of Explorer Pipeline Company as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 and related notes to the financial statements.

99.5	The unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: June 27, 2019